UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2006

China Biopharma, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-50005      04-37033348
(Commission File Number)     (IRS Employer Identification No.)

31 Airpark Road
Princeton, New Jersey 08540
(Address of principal executive offices and zip code)

609-651-8588
(Registrant’s telephone number including area code)

Techedge, Inc.

33 Wood Avenue South, 7F
Iselin, New Jersey 08830
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant and China Biopharma, Inc, a Delaware corporation and a wholly-owned subsidiary of the Registrant (“CB”) executed and delivered a Plan and Agreement of Merger dated July 14, 2006 and filed herewith as Exhibit 2.1 whereby the parties agreed to merger CB with and into the Registrant, with the Registrant being the surviving corporation (the”Merger”). By virtue of, and effective upon the consummation of the Merger, the Certificate of Incorporation of the Registrant was amended to change its name from Techedge, Inc to China Biopharma, Inc. The Merger became effective on August 10, 2006 upon the filing with the Secretary of State of the State of Delaware of the Certificate of Ownership and Merger of CB into the Registrant, a copy of which is filed herewith as Exhibit 2.2.

On November 2, 2006, by action of the unanimous written consent of its Board of Directors, the Registrant amended its by-laws to permit action by written consent of the holders of a majority of the outstanding voting power of its stockholders. Section 2.9 of the Registrant’s By-Laws (Action Without Meeting) was amended in its entirety to read as follows:

“. 2.9 ACTION WITHOUT MEETING. Except as may otherwise be provided by the Delaware General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.”

This amended by-law is filed herewith as Exhibit 4.1. It replaced the following by-law:

“2.9 ACTION WITHOUT MEETING  Except as otherwise provided by the Certificate of Incorporation, whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provisions of the statutes or the Certificate of Incorporation or of these By-Laws, the meeting and vote of stockholders may be dispensed with, if all of the stockholders who would have been entitled by vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken."

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Plan and Agreement of Merger dated July 14, 2006 by and between Techedge, Inc and China Biopharma, Inc
2.2	Certificate of Ownership and Merger of China Biopharma, Inc into Techedge, Inc executed on July 14, 2006
4.1	Amendment to Section 2.9 of the By-Laws of China Biopharma, Inc

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOPHARMA, INC.

By:  /s/Peter Wang
Name:  Peter Wang
Title: Chief Executive Officer

Dated: November 3, 2006